Exhibit 4.1

Specimen Stock Certificate

NUMBER ______________	INCORPORATED IN NEVADA Sungro Minerals Inc.		SHARES ______________
	Authorized Common Stock: Par Value:	75,000,000 $.001	CUSIP ________________

THIS CERTIFIES THAT ________________________________________________

IS THE REGISTERED HOLDER OF ________________________________

fully paid and non-assessable shares in the Capital of the above named Corporation transferable on the books of the Company by the registered holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed and assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not value unless countersigned by the Transfer Agent and Registrar of the Company.

IN WITNESS WHEREOF, the Company has caused this Certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

[corporate seal]	Issued on: ____________ _____________________________ President _____________________________ Secretary	Countersigned & Registered: [Transfer Agent and Registrar]

[BACK OF SHARE CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
TEN COM	- as tenants in common
TEN ENT	- as tenants by the entireties
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common
(Name) CUST (Name) UNIF GIFT MIN ACT (State)	- (Name) as Custodian for (Name) under the (State) uniform Gifts to Minors Act
In the case of an individual assignee, show at least one given name in full
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto
PLEASE INSERT SOCIAL INSURANCE NUMBER, SOCIAL SECURITY NUMBER, OR OTHER IDENTIFYING NUMBER OF TRANSFEREE	S.I.N./S.S.N. ______________________________

_________________________________________________________________________________________________
Please print or typewrite name and address (including postal code or zip code, as applicable) of transferee

_______________________________________________ shares registered in the name of the undersigned on the books of the Company named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints a duly authorized officer of the transfer agent and registrar as the attorney of the undersigned to transfer the said shares on the register of transfers and books of the Company with full power of substitution hereunder.
DATED: ___________________ 20____	Signature: ______________________
NOTICE:

The signatures of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a Canadian chartered bank or eligible guarantor institution with membership in an approved signature guarantee medallion program.

Signature Guaranteed By: